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                                 ING FUNDS TRUST

                              ING Strategic Bond Fund

                        Supplement dated February 26, 2004 to the
                Classes A, B, C and M and Class Q Fixed Income Funds
                        and Money Market Funds Prospectuses
                              dated August 1, 2003

      On February 25, 2004, the Board of Trustees of ING Funds Trust (the "Trust") with respect to ING Strategic Bond Fund (the "Fund") adopted a Plan of Liquidation and Dissolution of Series effective February 27, 2004, (the "Effective Date"). This Plan is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with all provisions of Delaware law, the Investment Company Act of 1940, the Internal Revenue Code of 1986, as amended, the Trust's Trust Instrument dated July 30, 1998, as amended, and By-Laws.

      On the Effective Date, the Fund will cease the public offering of its shares. No new investments in the Fund will be accepted after February 27, 2004. Pursuant to the Plan, the proportionate interests of shareholders in the assets of the Fund will be fixed on the basis of their respective shareholdings at the close of business on April 12, 2004. On such date, the books of the Fund shall be closed. Thereafter, unless the books are reopened because the Plan cannot be carried into effect under the laws of the state of Delaware or otherwise, the shareholders' respective interests in the Fund's assets shall not be transferable or redeemable. Accordingly, orders for redemption or exchange of shares will be not accepted after April 12, 2004. On April 16, 2004, unless instructed otherwise, shares will either be liquidated and sent to the address of record, or transferred to the ING Money Market Fund if held in an individual retirement account (IRA) or other tax deferred product. The first distribution of the Fund's assets is expected to occur on April 23, 2004, or as soon thereafter as is practicable.

      As soon as it is reasonable and practicable after the Effective Date, all portfolio securities of the Fund not already converted to cash or cash equivalents shall be converted to cash or cash equivalents and the Fund's assets will be distributed ratably among the Fund's shareholders of record in one or more cash payments.


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